SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 29, 2001



                          SIGNAL APPAREL COMPANY, INC.
             (Exact name of Registrant as specified in its charter)




     Indiana                         1-2782                      62-0641635
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)



34 Englehard Avenue, Avenel, New Jersey                          07001
(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code (732) 382-2882

Item 5.  Other Events

     On May 29, 2001, the Company filed its Operating Statements for the Periods February 1, 2001 to February 28, 2001 and March 1, 2001 to March 31, 2001 with the United States Bankruptcy Court for the Southern District of New York (the "Court"), where the Company's Chapter 11 bankruptcy is proceeding as Case No.
00 B 14462. These Statements are filed as Exhibits 99.1 and 99.2 to this Report.


Item 7.  Exhibits

Exhibit 99.1 Signal Apparel Company, Inc. and Soccer Holdings, Inc. (Debtor) Operating Statement for the Period from February 1, 2001 to February 28, 2001.

Exhibit 99.2 Signal Apparel Company, Inc. and Soccer Holdings, Inc. (Debtor) Operating Statement for the Period from March 1, 2001 to March 31, 2001.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 1, 2001                         SIGNAL APPAREL COMPANY, INC.


                                            By: /s/ Robert J. Powell
                                                -------------------------------
                                                Robert J. Powell
                                                Vice President,
                                                General Counsel & Secretary